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                                                                      EXHIBIT 32

             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of Eco Depot, Inc. (the "Company") for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Eco Depot, Inc.


Date: August 20, 2007                  /s/ Sheldon Gold
                                       -----------------------------------------
                                       Sheldon Gold, Chief Executive Officer and
                                       Chief Financial Officer